UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 30, 2009
(Date of earliest event reported)
TLC Vision Corporation
(Exact name of registrant as specified in its charter)

New Brunswick, Canada (State or other jurisdiction of incorporation)	000-29302 (Commission File Number)	980151150 (IRS Employer Identification Number)

5280 Solar Drive, Suite 100
Mississauga, Ontario	L4W 5M8
(Address of principal executive offices)	(Zip Code)
636-534-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
On April 30, 2009, TLC Vision Corporation (the “Company”) entered into the Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement (the “Amendment”) to amend the Limited Waiver and Amendment No. 2 to Credit Agreement dated as of March 31, 2009 among TLC Vision (USA) Corporation, as borrower, the Company, as guarantor, CIT Healthcare LLC, as issuing bank, collateral agent and administrative agent, and certain lenders party thereto (the “Limited Waiver”).
The Amendment, among other things, extends the Company’s required time for delivery of certain documents required by the Limited Waiver. A copy of the Amendment is filed herewith as Exhibit 99.1 and a copy of the Limited Waiver was filed on Form 8-K with the U.S. Securities and Exchange Commission on April 3, 2009.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits
99.1 Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC VISION CORPORATION

Dated: May 4, 2009	By:	/s/ James J. Hyland

James J. Hyland
VP Investor Relations

Exhibit Index

Exhibit No.	Description
99.1	Amendment to Limited Waiver and Amendment No. 2 to Credit Agreement